UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): December 18, 2017

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877	35-1547518
(Commission File Number)	(IRS Employer Identification No.)
711 Main Street Box 810 Jasper, Indiana	47546
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     Director Decision to not Stand for Re-Election.

On December 18, 2017, Douglas A. Bawel informed German American Bancorp Inc. (the “Company”) of his decision to not stand for re-election to the Company’s Board of Directors (the “Board”) at the Company’s 2018 Annual Meeting of Shareholders, which will be held on May 17, 2018. Mr. Bawel’s decision to not stand for re-election is intended to allow the Board flexibility in making director changes in the future and was not a result of any disagreement with the Company. Mr. Bawel has indicated his intention to continue to serve as a director of the Company until the 2018 Annual Meeting of Shareholders.

(e)     Director Compensation Arrangements in Which an Executive Officer Participates.

Deferred Compensation for Mark A. Schroeder

On December 18, 2017, the Board of Directors of the Company’s banking subsidiary, German American Bancorp, an Indiana commercial bank, approved an amendment (the “Second Amendment”) to that certain Director Deferred Compensation Agreement, dated December 8, 1992, with Mark A. Schroeder (who is also the Company’s Chief Executive Officer), as previously amended by that certain first Amendment dated July 9, 1996 (as amended, the “Original Agreement”). The Second Amendment (i) extends the date on which payments of the deferred amounts in Mr. Schroeder’s retirement account (established under the Original Agreement) would commence to the first day of the month following his seventy-first (71st) birthday, as opposed to the currently-established sixty-fifth (65th) birthday, providing for interest during such extended time, and (ii) amends the Original Agreement in order to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

The foregoing description of the Second Amendment is subject to, and qualified in its entirety by, the full text thereof, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference in its entirety.

Additional Director Retainers - Restricted Stock Awards

The Company compensates the members of the Board for their service to the Company and the Company’s subsidiaries based on a twelve-month period commencing July 1 and ending on June 30 of the following year. In connection with the annual reorganization meeting of the Board held on June 26, 2017, the Board’s Governance/Nominating Committee made a recommendation with respect to director compensation for the new twelve-month service period commencing July 1, 2017, to the Board and, as previously reported, the Board approved such recommendation at its annual reorganization meeting held on June 26, 2017. As a result of that action, the Company is compensating its directors, including Mr. Schroeder, for their services during the current twelve-month period through annual retainers and cash fees, as described in the Company’s Current Report on Form 8-K filed June 29, 2017.

In addition, the Board determined on June 26, 2017, that the Board should consider, at its regular meeting to be held in December 2017, the award of additional retainers in the form of grants (under the Company’s 2009 Long Term Equity Incentive Plan (the “Plan”)) of restricted common stock of the Company to the directors (including Mr. Schroeder) with a market value of not more than $15,000 per director. The Board resolved that its decision to be made in December 2017 of whether to grant such additional retainers in the form of restricted stock (and if so, how much) should be determined at that time based on the Board’s perception of prevailing financial conditions (including the Company’s then-expected operating results for 2017) and such other factors as the Board may then deem relevant.

At its regular meeting held December 18, 2017, the Board considered the award of additional retainers as contemplated by the June 26, 2017 resolutions, and determined to grant $14,969.52 in value of restricted common stock of the Company as an additional retainer to each of the current members of the Board, including Mr. Schroeder, under the Plan. Accordingly, 408 shares of common stock of the Company (restricted as to transferability and vesting under the terms of the resolutions granting the awards) were issued to each of the Company’s 12 directors (including Mr. Schroeder) effective as of the close of business on December 18, 2017, or an aggregate of 4,896 shares.

Under the terms of the award resolutions (and except as modified for directors Douglas A. Bawel and Michael J. Voyles as indicated below), none of the grants of restricted stock will be transferable prior to December 5, 2018, and each award will be (i) fully forfeited and all shares issued under the award will be cancelled should the holder of the award not continue in service as a director of the Company through December 5, 2018 for any reason other than death or disability, and (ii) subject to a 50% forfeiture (for any reason other than disability) should a director fail to attend in person at least 75% of the aggregate number of meetings of the Board and the other corporate, subsidiary or affiliate boards and committees on which he or she was a member during the period commencing on January 1, 2018, through December 5, 2018, or fail to attend (other than by reason of disability or illness or bona fide emergency) the Company’s annual meeting of shareholders held in 2018.

In the cases of Mr. Bawel (in light of his intention to not stand for re-election to the Board in May 2018 as reported above) and Mr. Voyles (who will be ineligible to stand for re-election in 2018 as a result of his reaching the retirement age set forth in the Company’s Bylaws), the award resolutions specify (in lieu of the December 5, 2018 measurement date specified above) the date of May 17, 2018, as the date for measuring vesting of the restricted stock awards, which date is the scheduled date of the Annual Meeting of Shareholders at which the successors of Messrs. Bawel and Voyles, if any, will be elected by the shareholders.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.
10.1Second Amendment, effective as of December 18, 2017, to the Director Deferred Compensation Agreement, dated December 8, 1992, between German American Bancorp and Mark A. Schroeder, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.
	By:	/s/ Mark A. Schroeder
Dated: December 20, 2017		Mark A. Schroeder, Chairman of the Board and Chief Executive Officer